UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 16, 2014, we issued an aggregate principal amount of $3 billion in floating rate notes due 2019 (the “Floating Rate Notes”), fixed rate notes due 2019 (the “2019 Notes”) and fixed rate notes due 2024 (the “2024 Notes” together with the Floating Rate Notes and the 2019 Notes, the “Notes”; and the offering of the Notes, the “Notes Offering”). We issued the Notes pursuant to an Indenture (the “Indenture”) dated as of October 17, 2001, by and between us and Deutsche Bank Trust Company Americas (as successor trustee to The Bank of New York and The Chase Manhattan Bank), as trustee, as modified in respect of the Notes by the Officers’ Certificate pursuant to Sections 201 and 301 of the Indenture (the “301 Certificate”).

We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus dated February 28, 2011 and a Prospectus Supplement dated January 9, 2014, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-172488) (the “Registration Statement”) in connection with the Notes Offering. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

The issuance of the Notes hereby satisfies the financing condition for our previously announced tender offer for our 6.500% Notes due 2040, 7.000% Notes due 2037, 6.875% Notes due 2038, 6.875% Notes due 2039 and 6.500% Notes due 2031.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-86478) filed with the SEC on April 18, 2002)

4.2	301 Certificate

4.3	Specimen of Floating Rate Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.4	Specimen of 2019 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.5	Specimen of 2024 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated January 16, 2014

5.2	Opinion of Hunton & Williams LLP, dated January 16, 2014

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: January 16, 2014

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 (Reg. No. 333-86478) filed with the SEC on April 18, 2002)

4.2	301 Certificate

4.3	Specimen of Floating Rate Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.4	Specimen of 2019 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

4.5	Specimen of 2024 Notes (included in the 301 Certificate filed as Exhibit 4.2 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated January 16, 2014

5.2	Opinion of Hunton & Williams LLP, dated January 16, 2014

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2 hereto)